[LOGO] FIRST REPUBLIC BANK
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                      FORM OF THIRD MODIFICATION AGREEMENT

                                   (NEW TERMS)

      This Third Modification Agreement (the "Agreement"), dated as of for reference purposes only, is made by and between GREENHILL & CO. INC., A
DELAWARE CORPORATION ("Borrower"), and First Republic Bank (the "Lender"), with reference to the following facts:

      A. The Lender has previously made a loan in the total principal amount of
FIFTY MILLION AND 00/100 DOLLARS ($50,000,000.00) (the "Loan") to Borrower.

      B. The Loan arises out of that certain Loan Agreement dated JANUARY 31,
2006 AND MODIFIED AS OF AUGUST 1,2006 AND MARCH 14, 2007 (the "Loan Agreement")
executed by Borrower and the Lender. All terms with an initial capital letter that are used but not defined in this Agreement shall have the respective meanings given to such terms in the Loan Agreement. The Loan is evidenced by
Borrower's promissory note dated JANUARY 31, 2006 AND MODIFIED AS OF AUGUST 1,
2006 AND MARCH 14, 2007 (the "Note").

      C. Borrower has requested that the tender modify certain of the Loan
Documents on the terms and conditions of this Agreement. and the Lender is willing to do so.

      THEREFORE, for valuable consideration. the Lender and Borrower agree as follows:

      1.    MODIFICATION OF LOAN DOCUMENTS.

            1.1   PRINCIPAL AMOUNT OF THE LOAN. Effective with this Agreement, the principal amount of the Loan is hereby increased by TWENTY FIVE MILLION AND
00/100 DOLLARS ($25,000,000.00) from the total amount of FIFTY MILLION AND 00/1
00 DOLLARS ($50,000,000.00) TO SEVENTY-FIVE MILLION AND 00/100 DOLLARS
($75,000,000.00). REFER TO THE PROMISSORY NOTE (AMENDED AND RESTATED) DATED MAY
1, 2007 WHICH SUPERSEDES AND REPLACES THE AMENDED AND RESTATED PROMISSORY NOTE
DATED MARCH 14, 2007.

            1.2   INTEREST RATE. From the Existing Maturity Date until the New
Maturity Date, interest on the unpaid principal balance of the Note shall accrue at the following interest rate or interest rates, subject to the terms of the
Loan Documents: NO CHANGE.

            1.3   PAYMENT OF PRINCIPAL AND INTEREST. From and after the Existing
Maturity Date to the New Maturity Date, principal and interest shall be payable as follows: NO CHANGE.

            1.4   PAYMENT ON MATURITY DATE. The entire unpaid principal balance of the Note and all accrued and unpaid interest thereon shall be due and payable on AUGUST 1, 2008.

            1.5   OTHER MODIFICATIONS. The Loan Documents are further modified in the following respects:

                  (A)   THE AMOUNT ON SECTION 2.1 (A) OF THE LOAN AGREEMENT IS
HEREBY INCREASED FROM "FIFTY MILLION AND 00/100 DOLLARS ($50,000,000.00)" to
"SEVENTY-FIVE MILLION AND 00/100 DOLLARS ($75,000,000.00)".

                  (B)   SECTION 7.7 OF EXHIBIT A TO THE LOAN AGREEMENT IS HEREBY
AMENDED IN ITS ENTIRETY, AND THE FOLLOWING SUBSTITUTED THEREFOR:

                        "7.7 THIRTY (30) DAY OUT OF DEBT REQUIREMENTS. At least
                        once during the period from the date of this Agreement
                        to the Maturity Date, Borrower shall have either (a)
                        paid down all outstanding indebtedness under the Line of
                        Credit for a period of time equal to at least thirty
                        (30) consecutive calendar days (the "out of debt
                        requirement") or (b) demonstrated sufficient liquidity
                        to accomplish the out of debt requirement without the
                        necessity of repaying the outstanding loan."

                  (C)   SECTIONS 8.1 AND 8.2 OF EXHIBIT A TO THE LOAN AGREEMENT
ARE HEREBY AMENDED IN THEIR ENTIRETY, AND THE FOLLOWING SUBSTITUTED THEREFORE:

                        "8.1 MINIMUM TANGIBLE NET WORTH. BORROWER SHALL MAINTAIN
                        A MINIMUM TANGIBLE NET WORTH OF NOT LESS THAN
                        $75,000,000.00 AT JUNE 30, 2007; $80,000,000.00 AT
                        SEPTEMBER 30, 2007; AND $90,000,000.00 AT DECEMBER 31,
                        2007 AND AT THE END OF EACH SUCCESSIVE CALENDAR
                        QUARTER-ENDS THROUGH THE MATURITY DATE.

                        "8.2 DEBT TO TANGIBLE NET WORTH. BORROWER SHALL MAINTAIN
                        A DEBT TO TANGIBLE NET WORTH OF NOT MORE THAN 2.0 TO 1."

                  (D)   BORROWER SHALL PAY TO THE LENDER, UPON EXECUTION OF THIS
AGREEMENT, A COMMITMENT FEE OF $          AND A DOCUMENTATION FEE OF $
TOTALED $         , WHICH FEES SHALL BE DEBITED FROM BORROWER'S ACCOUNT NUMBER
              HELD WITH LENDER.

            1.6   LATE CHARGES/AFTER DEFAULT INTEREST RATE. The late charges provided for in the Note shall continue to apply to all installment payments under Section 1 .4 above, and the after default interest rate set forth in the
Note shall continue to apply after the occurrence of an Event of Default.

      2.    REPRESENTATIONS AND WARRANTIES. As a material inducement to the
Lender's execution of this Agreement, Borrower makes the following warranties and representations to the Lender:

            2.1   AUTHORITY. Borrower has the full power and authority to enter into and perform all of its obligations under this Agreement, and this
Agreement, when executed by the Persons signing this Agreement on behalf of
Borrower, shall constitute a legal, valid and binding obligation of Borrower enforceable in accordance with its terms. The Persons executing this Agreement on behalf of Borrower have been duly authorized to execute this Agreement by all requisite action on the part of Borrower.

            2.2   FINANCIAL STATEMENTS. All statements respecting the financial condition of Borrower, any Guarantors, and any other Persons which have been furnished to the Lender (a) are accurate and complete in all respects as of the dates appearing thereon; (b) present fairly the financial condition and results of operations of the Person to whom the statement applies as of the date and for the period shown on such statement; and (C) disclose all suits, actions, proceedings and material contingent liabilities affecting the Person to whom the financial statement applies.

            2.3   OTHER ENCUMBRANCES. There are no encumbrances or liens
affecting all or part of the Collateral, except for the liens and security interests in favor of the Lender and the Permitted Liens.

      3.    NO MODIFICATION OF LOAN DOCUMENTS. Nothing contained in this
Agreement shall be construed to obligate the Lender to extend the time for payment of the Note or otherwise modify any of the Loan Documents in any respect, except as expressly set forth In this Agreement.

      4.    NO WAIVER. No waiver by the Lender of any of its rights or remedies in connection with the

Loan shall be effective unless such waiver is in writing and signed by the
Lender. The Lender's rights and remedies under this Agreement are cumulative with and in addition to any and all other legal and equitable rights and remedies which the Lender may have in connection with the Loan.

      5.    ENTIRE AGREEMENT. This Agreement and the other Loan Documents contain the entire agreement and understanding among the parties concerning the matters covered by this Agreement and the other Loan Documents and supersede all prior and contemporaneous agreements, statements, understandings, terms, conditions, negotiations, representations and warranties, whether written or oral, made by the Lender or Borrower concerning the matters covered by this
Agreement and the other Loan Documents.

      6.    MODIFICATIONS. This Agreement may be modified only by a written agreement signed by Borrower and the Lender.

      7.    DESCRIPTIVE HEADINGS: INTERPRETATION. The headings to sections of this Agreement are for convenient reference only and shall not be used in interpreting this Agreement. For purposes of this Agreement, the term
"including" shall be deemed to mean "including without limitation."

      8.    ATTORNEYS' FEES. Borrower shall pay all costs and expenses, including attorneys' fees and costs, incurred by the Lender in enforcing any of the terms of this Agreement or the other Loan Documents, whether or not any legal proceedings are instituted by the Lender. Without limiting the generality of the immediately preceding sentence, upon the Lender's demand, Borrower shall reimburse the Lender for all costs and expenses, including attomeys' fees and costs, which are incurred by the Lender in connection with any action by the
Lender for relief from the automatic stay arising under Bankruptcy Code Section
362(a), 11 U.S.C. ss.362(a).

      9.    INDEMNIFICATION. Borrower shall indemnify and hold the Lender and its officers, directors, agents, employees, representatives, shareholders, affiliates, participating lenders, successors and assigns harmless from and against any and all claims, demands, damages, liabilities, actions, causes of action, Suits, costs and expenses, including attorneys' fees and costs, directly or indirectly arising out of or relating to any commission or brokerage fee or charge claimed to be due or owing to any person or entity in connection with the transactions contemplated by this Agreement as a result of any act or agreement made by the Borrower.

      10.   NO THIRD PARTY BENEFICIARIES. This Agreement is entered into for the sole benefit of the Lender and Borrower, and no other party shall have any right of action under this Agreement.

      11.   NO CLAIMS. BORROWER ACKNOWLEDGES AND AGREES THAT (A) IT HAS NO
OFFSETS OR DEDUCTIONS OF ANY KIND AGAINST ANY OR ALL OF THE OBLIGATIONS; AND (B)
IT HAS NO DEFENSES OR OTHER CLAIMS OR CAUSES OF ACTION OF ANY KIND AGAINST THE
LENDER IN CONNECTION WITH THE LOAN OR THE COLLATERAL.

      12.   FEES. Upon the Lender's request, Borrower shall pay to the Lender all costs, charges, and expenses paid or incurred by the Lender in connection with the preparation of this Agreement and the transactions contemplated hereby, including (a) reasonable attorneys' fees and costs, filing fees, recording charges, and document preparation fees; and (b) if the Loan is secured by any real property, title insurance costs and charges (including the cost of all title insurance endorsements Which the Lender determines to be necessary to insure the continuing priority of any deed of trust or other real property security instrument securing the Loan following the execution of this Agreement, and the issuance of such endorsements shall constitute a condition to the effectiveness of this Agreement).

      13.   CONTINUING EFFECT OF DOCUMENTS. The Note and other Loan Documents, as modified by this Agreement, shall remain in full force and effect in accordance with their terms and are affirmed by Borrower.

      14.   TIME OF THE ESSENCE. Time is of the essence with respect to each provision of this Agreement.

      15.   COUNTERPARTS SUCCESSORS. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties and the irrespective permitted successors and assigns.

      16.   REVIEW BY BORROWER WITH INDEPENDENT COUNSEL BORROWER ACKNOWLEDGES
AND AGREES THAT(A) IT HAS CAREFULLY READ ALL OF THE TERMS AND CONDITIONS OF THIS
AGREEMENT AND THE DOCUMENTS CONTEMPLATED BY THIS AGREEMENT AND UNDERSTANDS SUCH
TERMS AND CONDITIONS; AND (B) IT HAS ENTERED INTO THIS AGREEMENT FREELY AND
VOLUNTARILY.AFTER HAVING CONSULTED WITH ITS INDEPENDENT LEGAL COUNSELOR AFTER
HAVING HAD AN OPPORTUNITY TO CONSULT WITH ITS INDEPENDENT LEGAL COUNSEL.

BORROWER:

Greenhil & Co., Inc., a Delaware corporation

      By:
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LENDER:

First Repub1ic Bank

      By:
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